UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 23, 2022

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THOR Industries, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	1-9235	93-0768752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 East Beardsley Avenue

Elkhart, Indiana 46514-3305

(Address of Principal Executive Offices) (Zip Code)

(574) 970-7460

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par value $.10 Per Share)	THO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2022, THOR Industries, Inc. (the “Company”) announced the departure, effective April 29, 2022, of Josef Hjelmaker, who has served as the company’s Chief Innovation Officer since September of 2020. On March 23, 2022, Mr. Hjelmaker entered into a Separation Agreement and Release with the Company (the "Separation Agreement") in connection with his departure. The Separation Agreement provides for a lump-sum cash severance payment to Mr. Hjelmaker of $316,667 and the vesting, in September and October of 2022, of certain equity awards totaling 3,318 shares that would otherwise have been forfeited upon Mr. Hjelmaker's separation from the Company. The Separation Agreement also includes a release of claims made by Mr. Hjelmaker in favor of the Company and its officers, directors, employees, subsidiaries, affiliates, successors and assigns and certain confidentiality and non-disparagement covenants made by Mr. Hjelmaker. In addition, Mr. Hjelmaker agreed to certain non-interference, non-competition and customer and employee non-solicitation covenants that will apply for a period of one year following the effective date of his separation from the Company.

The foregoing description of the Separation Agreement is not complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On March 25, 2022, the Company issued a press release announcing the departure of Mr. Hjelmaker and the hiring of McKay Featherstone as Senior Vice President of Global Innovation. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including the press release attached hereto as Exhibit 99.1, is being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Separation Agreement and Release, dated March 23, 2022
99.1	Press release, dated March 25, 2022, issued by the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOR Industries, Inc.

Date: March 25, 2022	By:	/s/ Trevor Q. Gasper
Trevor Q. Gasper
Vice President, General Counsel and Corporate Secretary